ARCHER INCOME FUND

(ARINX)

a Series of Archer Investment Series Trust

Supplement dated November 14, 2017

to the

Prospectus and Statement of Additional Information (“SAI”)

dated December 29, 2016

____________________________________________________________________________

This Supplement to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) for Archer Income Fund (the “Fund”), a series of Archer Investment Series Trust (the “Trust”), dated November 14, 2017, updates certain information found in the Prospectus and SAI of  the Fund dated December 29, 2016, as amended through November 14, 2017 as described below.

At an in-person meeting of the Board of Trustees held on August 17, 2017, Archer Investment Corporation (“Archer”), the Advisor to the Fund, recommended to the Board an amendment to the current Expense Limitation Agreement (the “Amendment”), whereby the expense limitation rate for the Archer Income Fund would be lowered to .96% until December 31, 2019, and the Trustees approved such Amendment. The contractual expense limitation does not apply to brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds).

Effective September 1, 2017, the expense limitation ratio for the Fund has changed as discussed above and certain information in the Fund’s Prospectus and SAI has changed as follows:

As to the Fund’s Prospectus:

1.

The section entitled “Fees and Expenses of Investing in the Fund” is updated as follows:

Fees and Expenses of Investing in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees(1)	None
Other Expenses	1.16%
Acquired Fund Fees and Expenses(2)	0.02%
Total Annual Fund Operating Expenses	1.68%
Fee Waiver and/or expenses reimbursement(3)	(0.70%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.98%

1 The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated through December 31, 2019.

2 Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

3 The Advisor  contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 0.96% of the Fund’s average daily net assets.  The contractual agreement is in place through December 31, 2019. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three (3) fiscal years following the fiscal year in which the particular expense was incurred, provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived. The Management Services Agreement may, on sixty (60) days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management.

Example:

This Example is intended to help you compare the cost of investing in the Archer Balanced Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$100	$461	$847	$1,928

2.

The section entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS is updated as follows:

The Advisor.

Archer Investment Corporation (“Advisor”), 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240, serves as the Advisor to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund and the Archer Dividend Growth Fund. The Advisor has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The Advisor sets each Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Advisor was established in August 2005 to manage the Archer Balanced Fund. Troy C. Patton, the Funds’ portfolio manager, is the controlling shareholder of the advisor. The Predecessor Fund of the Archer Balanced Fund and the current Archer Balanced Fund were the first and second mutual funds managed by the Advisor. The Archer Stock Fund, the Archer Income Fund, the Archer Dividend Growth Fund are the Advisor’s third, fourth, and fifth funds managed by the Advisor. Currently the Advisor manages a total of four(4) mutual funds which are all under the Archer Investment Series trust.

The Archer Balanced Fund is authorized to pay the Advisor a management fee equal to 0.75% of the Fund’s average daily net assets, the Archer Stock Fund is authorized to pay the Advisor a fee equal to 0.75% of the Fund’s average daily net assets and the Archer Income Fund is authorized to pay the Advisor a fee equal to 0.50% of its daily net assets. The Advisor has contractually agreed to waive and/or reimburse its management fee and/or certain of the Fund’s operating expenses, in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement (excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), to 1.20% of the Archer Balanced Fund’s average daily net assets, and to 1.38% of the Archer Stock Fund’s average daily net assets and to 0.96% of the Archer Income Fund’s average daily net assets. A contractual letter agreement reflecting each of these limits is in place through December 31, 2019 for each Fund. The waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three (3) fiscal years following the fiscal year in which the particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.20% with respect to the Archer Balanced Fund expense limitation, 0.96% with respect to the Archer Income Fund expense limitation and 1.38% with respect to the Archer Stock Fund expense limitation.

If you invest in the Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Advisor may pay a fee to financial intermediaries for such services.

To the extent that the Advisor pays a fee to a financial intermediary for distribution or shareholder servicing, the Advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the Advisor pays for the Fund to be included in a “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

As to the Fund’s SAI:

1.

The Section entitled: “INVESTMENT ADVISOR”

              The Advisor of each of the Archer Funds is the Archer Investment Corporation. Archer Investment Corporation has also been the investment Advisor of the Archer Balanced Fund and its Predecessor Fund since the inception of that fund on September 27, 2005.  The Funds’ primary portfolio manager, Troy Patton, is the principal shareholder of the Advisor who has served as the primary portfolio manager of the Archer Balanced Fund and its Predecessor Fund since its inception in 2005.

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Funds’ investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75%, 0.5%, 0.75% and 0.75% of the average daily net assets of the Balanced Fund, Income Fund, Stock Fund, and Dividend Growth Fund, respectively.  The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed, 1.20% of its average daily net assets as to the Archer Balanced Fund, 0.96% of its average daily net assets as to the Archer Income Fund, 1.38% of its average daily net assets as to the Archer Stock Fund, and 0.98% of its daily net assets as to the Archer Dividend Growth Fund.  The contractual agreement is in effect through December 31, 2019.  The waiver or reimbursement by the advisor is subject to repayment by the Fund within the three (3) fiscal years following the fiscal year in which the particular waiver or expense was incurred; provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Investors should retain this supplement for future reference.